SUB-ITEM 77Q1(a): Amendment to Bylaws

Incorporated by reference to exhibit (b)(3) to post-effective amendment No. 41 to Registrant's registration statement filed on Form Type 485BPOS on October 29, 2003 (Accession No. 0001193125-03-069092).